Exhibit 10.1

InfoSonics Corporation

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is made and entered into to be effective as of the effective date set forth on the signature page hereto (the “Effective Date”), by the undersigned subscriber (the “Subscriber”) for the benefit of InfoSonics Corporation, a Maryland corporation (the “Company”).

The Subscriber acknowledges and agrees that the information that is being provided herein by the Subscriber will be relied upon by the Company and its Board (as defined below in Section 1(b)), in determining whether the Company can, in compliance with various securities and other laws that are applicable to it, admit the Subscriber as a shareholder of the Company. The Subscriber acknowledges that the offer and sale of the Units (as defined below) is being made pursuant to: (i) with respect to the shares of common stock, par value $0.001 (“Common Stock”), of the Company (the “Common Shares” and each a “Common Share”) comprising such Units, an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); (ii) with respect to the shares of and 0% Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Shares” and each a “Preferred Share”) comprising such Units, an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof or Regulation D promulgated thereunder; and (iii) with respect to the Common Stock purchase warrants (the “Warrants” and each a “Warrant”) comprising such Units, and the shares of Common Stock issuable upon exercise of the Warrants (“Warrant Shares”), an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof or Regulation D promulgated thereunder.

In addition, the Subscriber acknowledges that the information requested in this Subscription Agreement is needed in order (a) to ensure compliance with anti-money laundering laws that are or may hereafter be applicable to the Company; (b) to determine whether the Subscriber is eligible to participate in “new issues”, as hereinafter defined, and (c) to determine whether the Subscriber is a “benefit plan investor” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The Subscriber also understands and agrees that, although the Company will use its best efforts to keep the information provided in the answers to this Subscription Agreement strictly confidential, the Company may present this Subscription Agreement and the information provided in answers to it to such parties as it deems advisable if called upon to establish the availability under any applicable law of an exemption from registration of the Warrants or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company, the Board, or any of its affiliates is a party or by which it is or may be bound.

WHEREAS, the Company is offering units (“Units”) of the Company, with each Unit comprised of one (1) Common Share or one (1) Preferred Share, as determined herein, and (1) Warrant for one Common Share at an exercise price of $3.02 per Share, to certain qualified investors;

WHEREAS, the Company is offering for sale up to a total number of Units, with a purchase price per Unit as set forth in the accompanying Subscriber Profile, attached hereto;

WHEREAS, the Subscriber has carefully reviewed the risks of, and other considerations relating to, an investment in the Company, including this Subscription Agreement; and

WHEREAS, the Subscriber hereby tenders this subscription for Units in the Company on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby agrees as follows:

1.Subscription.

(a)Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for and agrees to contribute to the capital of the Company an amount in cash equal to the amount of the aggregate purchase price set forth in the accompanying Subscriber Profile, attached hereto (the “Aggregate Purchase Price”) and further agrees to be bound by the terms of this Subscription Agreement.  The accompanying Subscriber Profile shall be considered an integral part of this Subscription Agreement.  The Aggregate Purchase Price shall be payable in immediately available funds to such accounts as are designated by the Board. If a Subscriber’s subscription is accepted, the Subscriber will be required to fund the full Subscription Amount set forth in the attached Subscriber Profile.  The Board will notify the prospective Subscriber whether it is eligible to subscribe for Units, and will provide wiring instructions for payment of the foregoing amounts.

(b)This Subscription Agreement shall not become binding unless (i) this subscription is accepted by the Company’s Board (the “Board”), on behalf of the Company as indicated by its signature on this Subscription Agreement; and (ii) such additional closing conditions as the Board shall require are satisfied.  This subscription shall not be deemed accepted by the Company until this Subscription Agreement is signed by a duly authorized person of the Board.  If this subscription is accepted, this Subscription Agreement shall become effective as between the Company and the Subscriber.  If this subscription is rejected by the Board on behalf of the Company, this Subscription Agreement and the Questionnaire (as that term is defined below) will be returned to the Subscriber as soon as reasonably practicable, and this subscription shall be rendered void and of no further force or effect.  The Subscriber hereby agrees that, notwithstanding the execution by the Subscriber of a counterpart of this Subscription Agreement, the Subscriber shall not be a stockholder (a “Stockholder”) in the Company until this subscription has been accepted by the Board on behalf of the Company as provided in Section 2 hereof, and the Units to be acquired by the Subscriber shall not be transferred to the Stockholder unless and until the acceptance of this subscription by the Board on behalf of the Company as provided in Section 2 hereof.

2.Acceptance of Subscription.  The Subscriber acknowledges and agrees that this subscription is made subject to the following terms and conditions:

(a)The Subscriber is committing to contribute capital to the Company in the amount set forth in the Subscriber Profile, and such commitment is irrevocable;

(b)In the event the Subscriber (together with the Subscriber’s affiliates, and any other persons acting as a group together with the Subscriber or any of the Subscriber’s affiliates (such persons, “Attribution Parties”)) beneficially owns or would beneficially own in excess of 4.99% of the Common Shares outstanding immediately after giving effect to the subscription hereunder (“Beneficial Ownership Limitation”), the Subscriber shall be issued Preferred Shares for any Units subscribed for in excess of the Beneficial Ownership Limitation;

(c)The Subscriber shall not have the right to exercise any portion of any Warrant subscribed for to the extent that after giving effect to the issuance of any Common Shares after exercise as set forth in the Warrant, the Subscriber (together with the Attribution Parties), would beneficially own in excess of the Beneficial Ownership Limitation;

(d)The Board on behalf of the Company shall have the right, in its sole and absolute discretion, to reject this subscription, in whole or in part, for any reason whatsoever; and

(e)The Subscriber shall return this Subscription Agreement to the Company.

3.Acknowledgments, Representations, Warranties and Covenants of the Subscriber.  The Subscriber acknowledges that in connection with the purchase of the Units, the Subscriber (i) with respect to the Common

Shares, has reviewed the Company’s Registration Statement on Form S-3, filed with the Securities and Exchange Commission (“SEC”) on May 27, 2015, effective as of June 5, 2015 (“Registration Statement”), including the prospectus which forms a part of the Registration Statement (“Base Prospectus”) and the prospectus supplement dated on or around June 1, 2018, filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations of the Securities Act (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) and (ii) with respect to the Preferred Shares, Warrants and Warrant Shares, has not been furnished with or relied on any offering literature or information.  The Subscriber acknowledges that he, she, or it has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Units and to obtain any additional information necessary to verify the accuracy of such information that the Company or Board possess or could acquire without unreasonable effort or expense.  To induce the Board to accept this subscription, the Subscriber acknowledges, represents, and warrants to, and agrees with, each of the Company and the Board that:

(a)With respect to the Preferred Shares, Warrants and Warrant Shares, if the Subscriber is a natural person who is a “U.S. Person” (as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act) (a “U.S. Person”), the Subscriber (i) has a personal net worth or joint net worth with his or her spouse in excess of $1,000,000 (excluding the value of the Subscriber’s primary residence and deducting any amount by which indebtedness secured by the Subscriber’s primary residence exceeds the value of the Subscriber’s primary residence); or (ii) has individual income (not joint income with his or her spouse) in excess of $200,000 in each of the two (2) most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and (in either case) has a reasonable expectation of reaching the same income level in the current year, and he or she has no reason to anticipate any change in personal circumstances, financial or otherwise, that may cause or require any resale of the Preferred Shares, Warrants or Warrant Shares.  If the Subscriber is not a natural person, the Subscriber and the person signing on its behalf represent and warrant that either (A) all owners of equity interests in the Subscriber meet the qualifications stated in the preceding sentence; (B) the Subscriber otherwise qualifies as an “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act, or (C) (x) the Subscriber is not a U.S. Person and is not acquiring the Preferred Shares, Warrants or Warrant Shares for the account or benefit of any U.S. Person and (y) at the time of the offer and sale of these Preferred Shares, Warrants and Warrant Shares, the Subscriber is outside the United States;

(b)The Subscriber acknowledges and confirms that (i) he, she or it understands the speculative nature of, and the risks involved in, an investment in the Company and is able to bear the economic risks of an investment in the Company; (ii) he, she or it is fully informed as to the business conducted by the Company; (iii) he, she, or it has adequate means of providing for his, her, or its current needs and possible contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Preferred Shares, Warrants or Warrant Shares for which the Subscriber hereby subscribes; (iv) he, she, or it understands that the offer and sale of the Preferred Shares, Warrants and Warrant Shares has not been registered under the Securities Act or the securities laws of any state and that the Preferred Shares, Warrants and Warrant Shares are being offered and sold pursuant to an exemption from registration thereunder; (v) the Preferred Shares, Warrants and Warrant Shares are being acquired by the Subscriber solely for his, her, or its own account (unless otherwise disclosed in writing to the Company), for investment purposes only, and not with a view to, or in connection with, any resale, distribution, subdivision, fractionalization or other distribution thereof; (vi) the Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Preferred Shares, Warrants or Warrant Shares subscribed for hereby or which would guarantee to the Subscriber any profit or against any loss with respect to such Preferred Shares, Warrants or Warrant Shares, and he, she or it has no plans to enter into any such agreement or arrangement; (vii) the Company does not have a financial or operating history and any investment in the Company involves substantial risks; (viii) the Stockholders of the Company have only the limited voting rights, as set forth in the Company’s certificate of incorporation, by-laws, and those provided by applicable law; and (ix) the Subscriber understands that he, she, or it must bear the economic risk of his, her, or its investment for an indefinite period of time because the Preferred Shares, Warrants and Warrant Shares or any part thereof cannot be sold or otherwise transferred unless the offer and sale thereof is subsequently registered under the Securities Act (which the Company is not obligated and does not plan to do) or an exemption from such registration is available;

(c)Notwithstanding any other provision of this Subscription Agreement, the Subscriber will not sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) all or any part of the Preferred Shares, Warrants or Warrant Shares (or purport to do so), unless (i) either (x) the Transferee of the undersigned is an “accredited investor” and meets any other investor suitability requirements established by the Company or (y) the Transfer is made in an “offshore transaction” (as that term is defined in Rule 902(h) of Regulation S) in accordance with the provisions of Rule 904 of Regulation S; (ii) the Company receives an opinion of counsel satisfactory to the Board to the effect that such Transfer is being made in compliance with (A) the terms and conditions of this Subscription Agreement, and (B) pursuant to an exemption under, the Securities Act, any applicable U.S. state law, and the laws of any other applicable jurisdiction; (iii) such Transfer will not cause (A) the Company or the Board to be in violation of the Bank Secrecy Act, as amended, or any similar U.S. federal, state or foreign law or regulation, if applicable, or (B) the Warrants or the Warrant Shares to be held by a person currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (an “OFAC Party”); and (iv) such Transfer will not cause the Company to hold “plan assets” for purposes of ERISA (as that term is defined below) or similar state laws;

(d)The Subscriber has such knowledge and experience in financial and business matters that he, or she is, or if an entity, its governing persons are, capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision;

(e)The Subscriber has or has been given access to or has been furnished all information and documents regarding, the Company and its proposed investments that the Subscriber desires or has requested to receive or review in order to evaluate the merits and risks of investing in the Company and has been given sufficient opportunity to ask questions of, and receive answers from (to the extent available without unreasonable effort), the Company, the Board, and their representatives concerning the terms of the investment in the Company, including inquiries regarding the Company, its business, and its financial condition.  The Subscriber has obtained, in the Subscriber’s judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

(f)There have been no representations, guaranties, or warranties made to the Subscriber by the Company, the Board, or their agents or employees, or by any other person, expressly or by implication, with respect to (i) the approximate length of time that the Subscriber will be required to remain an owner of the Preferred Shares, Warrants or Warrant Shares; (ii) the percentage of profit or amount of or type of consideration, profit, or loss (including, without limitation, tax benefits) to be realized, if any, as a result of investment in the Company; and (iii) the possibility that the past performance or experience on the part of any officer or partner of the Company, the Board, or their agents or employees or of any other person, might in any way indicate the predictable results of operations of the Company, or of ownership of Preferred Shares, Warrants or Warrant Shares;

(g)The Subscriber understands that no federal or state agency has passed on or made any recommendation, determination as to fairness or endorsement of the Preferred Shares, Warrants and Warrant Shares;

(h)The Subscriber is acquiring Preferred Shares, Warrants and Warrant Shares for his, her, or its own account, not for the benefit or account of any other person or entity, for investment and not with a view to, or for resale in connection with, any distribution or assignment thereof within the meaning of the Securities Act, in violation of the Securities Act or any applicable state securities law;

(i)The Subscriber can bear the economic risk of losing his, her or its entire investment;

(j)With respect to the Preferred Shares, Warrants and Warrant Shares, the Subscriber understands that (i) no public market currently exists for either the Preferred Shares, Warrants or Warrant Shares, (ii) one will not develop as a result of any or all subscriptions governed by this Subscription Agreement, and (iii) he or she, or if an entity, its governing persons, should not maintain any reasonable expectation of a public market existing in the future for the Preferred Shares, Warrants and Warrant Shares.  Subscribers to the Preferred Shares, Warrants and Warrant Shares, in the event their subscriptions are accepted, must therefore bear the economic risk of their investment in the Company for an indefinite period of time;

(k)With respect to the Preferred Shares, Warrants and Warrant Shares, the Subscriber has been advised and understands that its investment is not readily marketable and is illiquid and involves a high degree of risk.  The Subscriber has no need for liquidity in its investment, has the ability to bear the economic risk of such investment, and at the present time and for an indefinite period of time can afford a complete loss of such investment.  The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth, and his, her, or its investment in the Company will not cause such overall commitment to become excessive;

(l)With respect to the Preferred Shares, Warrants and Warrant Shares, the Subscriber has adequate means of providing for his, her, or its current needs and personal contingencies and has no need for liquidity in his, her or its investment in the Company;

(m)With respect to the Preferred Shares, Warrants and Warrant Shares, the Subscriber understands that (i) the Preferred Shares, Warrants and Warrant Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act (“Rule 144”); (ii) the offer and sale of the Preferred Shares, Warrants and Warrant Shares has not been registered under the Securities Act or any applicable state laws; (iii) the Company has no obligation, and has made no commitment, to the Subscriber to register any of the Preferred Shares, Warrants or Warrant Shares in order to permit them to be publicly resold; and (iv) the exemption from registration under Rule 144 will not be available unless the terms and conditions of Rule 144 have been complied with, and the Company has no obligation, and has made no commitment, to the Subscriber to so comply with any of such terms and conditions;

(n)The Subscriber will not transfer or offer to transfer his, her or its Preferred Shares, Warrants and Warrant Shares until he, she or it notifies the Company of his, her or its intention to do so and satisfies the requirements for transfer of the Preferred Shares, Warrants and Warrant Shares;

(o)The Subscriber understands that legends shall be placed on the certificates or other documents, if any, representing the Preferred Shares and Warrant Shares, which shall evidence the restrictions on transfer specified by applicable federal and state securities laws;

(p)The Subscriber’s investment activities are not subject to review or regulation by U.S. federal or state regulatory authorities;

(q)In formulating a decision to invest in the Company, the Subscriber:

(i)has carefully read this Subscription Agreement and understands and has evaluated the risks of a purchase of the Units and has relied on: (A) with respect to the Common Shares, on the information contained in this Subscription Agreement, the Registration Statement, and the Prospectus, and (B) with respect to the Preferred Shares, Warrants and Warrant Shares, solely on the information contained in this Subscription Agreement;

(ii)with respect to the Preferred Shares, Warrants and Warrant Shares, has not relied on any information provided by the Company, the Board, or any partner, officer, employee, agent, affiliate or subsidiary of any of them, except for information set forth in this Subscription Agreement;

(iii)has not reproduced, duplicated, or delivered this Subscription Agreement, or any other documents which may have been made available upon request to any other person, except to the Subscriber’s professional advisors or as instructed by the Board;

(iv)has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of investment in the Company and of making an informed investment decision, has knowledge and understands the risks related to the business conducted by the Company; and has the capacity to analyze and protect its own interests in purchasing the Units and has determined that the Units are a suitable investment for the Subscriber;

(v)has read this Subscription Agreement, the Registration Statement, and the Prospectus, and understands, agrees and is aware that there are substantial risks incident to the purchase of the Units; and

(vi)has carefully considered and has, to the extent the Subscriber believes is necessary, discussed with the Subscriber’s professional legal, tax, and financial advisers the suitability of an investment in the Company for the undersigned’s particular legal, tax, and financial situation and the undersigned has determined that the Units are a suitable investment for the undersigned.

(r)With respect to any estimates regarding possible future cash flows or other measures of economic performance of the Company (collectively, “Estimates”) that have been furnished to the Subscriber, the Subscriber is aware and understands that:

(i)such Estimates were developed using certain assumptions for which the Board or its representatives reasonably believed they had a reasonable basis at the time of preparation;

(ii)such Estimates and the underlying assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the Board or its representatives’ control, and therefore actual results may vary materially and adversely from those projected or estimated;

(iii)such Estimates were not prepared with a view to compliance with published guidelines of the American Institute of Certified Public Accountants regarding forecasts or with generally accepted accounting principles; and

(iv)such Estimates have not been reviewed by independent accountants.

(s)The Subscriber has all requisite power and authority to execute and deliver this Subscription Agreement, to perform its obligations hereunder and thereunder, and to consummate the transactions that are the subject of this Subscription Agreement.  The Subscriber is not a party to, or bound by, any contract, charter, agreement, or instrument or, to the Subscriber or its signatory’s knowledge, subject to any order of or license issued by any governmental authority or provision of law, under the terms of which performance by the Subscriber according to the terms of this Subscription Agreement will be a default, event of acceleration, or grounds for termination, or whereby the timely performance by the Subscriber according to the terms of this Subscription Agreement may be prohibited, prevented, or delayed.  Any person signing this Subscription Agreement on behalf of the Subscriber has been duly authorized by the Subscriber to do so and has been authorized to delegate authority pursuant to a power of attorney to be granted under this Subscription Agreement.  The Subscriber has obtained all authorizations, consents, approvals, and clearances of all courts, governmental agencies, and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement;

(t)The Subscriber is aware and understands that any U.S. federal income tax benefits which may be available to the Subscriber may be lost through adoption of new laws, amendments to existing laws or regulations, or changes in the interpretation of existing laws and regulations; the Subscriber is relying solely on its own tax and legal advisors with respect to the tax and other legal aspects of investment in the Company;

(u)The Subscriber’s true and correct principal place of business is located at the address of the Subscriber set forth in the accompanying Subscriber Profile, and the Subscriber has no present intention of moving its principal place of business to any other state or jurisdiction;

(v)All information provided in the accompanying Subscriber Profile is true and correct;

(w)The Subscriber is not an organization (i) the income of which is exempt from taxation under Section 401 or 501 of the Internal Revenue Code of 1986, as amended (the “Code”); or (ii) that generally is taxed on its income under the Code only to the extent that it is engaged in an “unrelated trade or business” within the meaning of Section 513(a) of the Code;

(x)This Subscription Agreement constitutes the valid and binding obligation of the Subscriber, and is enforceable against the Subscriber in accordance with its terms;

(y)Neither the execution and delivery of this Subscription Agreement by the Subscriber nor the consummation of the transactions contemplated hereby violates any law or regulation applicable to the Subscriber, violates any order, writ, injunction, decree, or demand of any court or other governmental department, commission, board, bureau, agency or instrumentality, or conflicts with or results in a breach of any of the terms, conditions, or provisions of any agreement or instrument to which the Subscriber is a party or by which the assets of the Subscriber are bound (including, without limitation, the organizational documents if the Subscriber is other than a natural person) and any investment guidelines or restrictions of the Subscriber, or constitutes a default under such agreement or instrument;

(z)No representations or warranties have been made to the Subscriber by the Company, the Board or any partner, stockholder, officer, employee, agent, affiliate or subsidiary of any of them, other than the representations of the Company in this Subscription Agreement;

(aa)There are no actions, suits, or proceedings pending, or, to the knowledge of the Subscriber, threatened against or affecting the Subscriber or the assets of the Subscriber in any court or before or by any U.S. federal, state, municipal, foreign, or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of the Subscriber to perform under this Subscription Agreement as provided herein;

(bb)The acceptance of the Subscriber’s subscription application together with the appropriate remittance will not breach any applicable anti-money laundering rules and regulations applicable to the Company and the Subscriber will provide verification of its identity reasonably satisfactory to the Company or the Board in respect of the acceptance of subscriptions, promptly on request in order to assure compliance with such anti-money laundering rules and regulations.  The Subscriber is not an OFAC Party, and no part of the amount paid or to be paid pursuant to capital commitments or a subscription hereunder represents or will represent property in which an OFAC Party has any interest, or represents or will represent proceeds of an unlawful activity;

(cc)Perkins Coie LLP, counsel to the Company has not represented the Subscriber, and has not rendered any legal advice to the Subscriber, in connection with the Subscriber’s investment in the Company and the transactions contemplated hereby;

(dd)With respect to the Preferred Shares, Warrants and Warrant Shares, the Subscriber has received no general solicitation or advertisements, and has attended no public seminar or other public promotional meeting relating to investments in the Company as the opportunity to invest in the Company was made only through direct, personal communication between the Subscriber and the representatives of the Company or its Board; and

(ee)Any information, understanding, agreement, acknowledgement, representation, or warranty which the Subscriber has heretofore furnished or made, or in connection herewith is furnishing or making, to the Company or the Board (including, without limitation, the information set forth in the accompanying Questionnaire (as defined below)) is correct and complete as of the Effective Date and will be correct and complete as of the acceptance of this Subscription by the Company on the Closing Date (and will be relied upon by the Company and the Board) and shall survive the acceptance of this subscription, the closing of this subscription, and the dissolution of the Company, without limitation as to time.  Without limiting the foregoing, the Subscriber shall provide the Board with prompt written notice, including providing additional information as is necessary to make the information accurate and complete, in the event that any of the certifications, acknowledgments, representations, warranties, covenants, or agreements of the Subscriber contained in this Subscription Agreement ceases to be true at any time following the date hereof.  Further, the Subscriber understands and acknowledges that the Company will rely upon the representations and warranties contained in this Subscription Agreement and the attached forms in issuing any Units to the Subscriber and in making any decision to accept an investment by the undersigned in the Company, and the Subscriber agrees that the representations, warranties, covenants, and agreements set forth in this Subscription Agreement will survive any decision by the Company to accept an investment by the Subscriber in the Company.

4.Additional Purchase of Shares.  The Subscriber agrees that if the Subscriber subscribes for or purchases additional Units, he, she, or it shall be deemed to have executed this Subscription Agreement as of the date of each such additional subscription or purchase, and the Subscriber covenants that all such information therein shall be true and correct as of each such date except to the extent the Subscriber delivers to the Company prior written notice of any changes.  If any such notice is delivered, the Company, in its sole and absolute discretion, may then accept or reject the additional subscription or purchase.

5.Issuance of Units.

(a)The Company shall issue the Units to the Subscriber within thirty (30) days of the Company’s filing of a listing of additional shares notification (“Additional Shares Notification”) with the Nasdaq Stock Market (“NASDAQ”) in connection with the sale and issuance of the Units, if the Company shall not have received any objections thereto from NASDAQ (such day the “Closing Date”);

(b)If the Company has not issued the Units within the period specified in Section 5(a), above, the Company shall promptly return the Aggregate Purchase Price to the Subscriber;

(c)On the Closing Date, the Company shall deliver to the Subscriber a Warrant, in the form attached here to as Exhibit A, registered in the name of the Subscriber to purchase up to a number of shares of Common Stock equal to one hundred percent (100%) of such Subscriber’s Shares (as set forth on the Subscriber Profile), with an exercise price equal to $3.02 per share, subject to adjustment therein.

6.Indemnification.  To the fullest extent permitted by law, the Subscriber hereby agrees to indemnify and hold harmless (a) the Company, the Board, and each of their respective partners, promoters, sponsors, stockholders, officers, directors, employees, agents, and attorneys and their respective successors and assigns; (b) each other person or entity, if any, who “controls” any of the aforementioned within the meaning of Section 15 of the Securities Act; and (c) the respective partners, stockholders, officers, directors, employees, agents and affiliates of each of the persons and entities described in clause (a) or (b) above (collectively the “Indemnified Parties”), from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, attorneys’ fees, judgments, fines, and amounts paid in settlement, investigation, preparation or defense) and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) due to or arising out of (i) any breach of any representation, warranty, covenant, or agreement made by the Subscriber in this Subscription Agreement, or in connection herewith or therewith; (ii) any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts by the Subscriber to the Company or the false acknowledgment, understanding, representation, or warranty or breach; (iii) any action arising as a result of the offer, sale, or distribution of any of the Units by the Subscriber in violation of the Securities Act, or other applicable federal or state law; or (iv) any action, suit, or proceeding brought by the Subscriber against any of the Indemnified Parties in which the Subscriber does not prevail.  The covenants, warranties, and representations contained herein shall be for the benefit of the Company and its stockholders, parents, affiliates, and subsidiaries, and each of them shall be entitled to all of the rights that such covenants, warranties, and representations shall confer. Stockholders will not be individually obligated with respect to any such indemnification beyond their respective capital; provided, however, that Stockholders may be required to return to the Company certain distributions from the Company for the purpose of meeting any such indemnification obligations for a period of twelve (12) months following the termination of the Company.

7.Confidentiality.

(a)The Stockholder shall maintain the confidentiality of (i) Non-Public Information (as that term is defined below); and (ii) any information subject to a confidentiality agreement binding upon the Company or the Board, so long as such information has not become otherwise publicly available unless, after reasonable notice to the Company by the Stockholder, such Stockholder is otherwise compelled by court order or other legal process or in response to other governmentally imposed reporting or disclosure obligations to disclose such information; provided that each Stockholder may disclose Non-Public Information (as defined below) to its officers, directors, agents and professional consultants upon notification to such officer, director, agent or consultant that such disclosure is made in confidence and shall be kept in confidence.  As used in this Section 7(a), “Non-Public Information” means information regarding the terms of this Subscription Agreement, and information regarding the Company and the Board received by such Stockholder pursuant to this Subscription Agreement, but does not include information that (i) was publicly known at the time such Stockholder receives such information pursuant to this Subscription Agreement; (ii) subsequently becomes publicly known through no act or omission by such Stockholder; or (iii) is communicated to such Stockholder by a third party free of any obligation of confidence known to such Stockholder.  The Stockholder will not use any such confidential information, including the Non-Public Information, for any purpose other than evaluating its potential investment in the Company.

(b)The Company may, to the maximum extent permitted under the laws of the State of Maryland and applicable law, keep confidential from the Stockholders for such period as the Board deems reasonable, any information the disclosure of which the Board in good faith believes is not in the best interest of the Company or could damage the Company or its business or which the Board or the Company is required by law or by an agreement with a third party to keep confidential.

(c)Notwithstanding any provision in this Subscription Agreement or in any other agreement or statement relating to the transaction to the contrary, each Stockholder (or prospective Stockholder) and any of their officers, directors, representatives, or other agents (in each case, a “Party”) is authorized to disclose to any and all persons, beginning immediately upon commencement of discussions regarding the transactions contemplated herein, and without limitation of any kind, the tax treatment and tax structure of such transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to such tax treatment and tax structure, except to the extent that such disclosure is subject to restrictions reasonably necessary to comply with applicable federal and state securities laws (including, without limitation, the rules and regulations applicable to private placements).  For purposes of this authorization, “tax treatment” and “tax structure” have the meanings provided, respectively, in Treasury Regulations Sections 1.6011-4(c)(8) and (9) (or any other similar provision enacted under state or local law).  Nothing herein is intended to imply that the Board, the Company, or any of their officers, directors, employees, agents, representatives, or affiliates (x) has made or provided to, or for the benefit of, any Party any oral or written statement as to any potential United States federal tax consequences that are related to, or may result from, the transactions contemplated herein or (y) has provided any accounting, tax or legal advice to any Stockholder (or prospective Stockholder).  Each Stockholder (or prospective Stockholder) should consult its own advisors regarding its participation in the transactions contemplated herein, including, without limitation, the tax consequences of such transactions.

8.Other Matters.

(a)The Subscriber agrees that, except as provided herein, this Subscription Agreement or any agreement made hereunder or pursuant hereto may not be cancelled, terminated or revoked by him, her, or it except upon the written consent of the Company.

(b)The Subscriber agrees that this Subscription Agreement and the foregoing acknowledgments, representations, and covenants are true and accurate as of the Effective Date and shall be true and accurate as of the Closing Date, and shall survive his, her or its admission as a Stockholder of the Company and any investigation made by any party relying on the same or any acceptance or rejection of this subscription.

(c)The Subscriber agrees to execute any and all further documents necessary or advisable, in the sole and absolute discretion of the Company, in connection with his, her, or it becoming a holder of the Units or any portion thereof.

(d)All notices, consents, or other communication to be given under this Subscription Agreement by any party to any other party shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (iv) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or such other address for a party as shall be specified in a notice given in accordance with this Section 7(d)).

Notice to Subscriber:Subscriber’s address, facsimile, and email listed in the Subscriber Profile

Notice to Company:Address:InfoSonics Corporation

4435 Eastgate Mall, Suite 320

San Diego, CA 92121

Email: vern.loforti@infosonics.com

Attention: Vernon A. LoForti

(e)The parties acknowledge and agree that this Subscription Agreement and the obligations and undertakings of the parties hereunder will be performable in Miami, Florida.  This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.  If any action is brought to enforce or interpret this Subscription Agreement, venue for such action shall be in Miami-Dade County, Florida.

(f)If any provision of this Subscription Agreement or any other document delivered pursuant hereto is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Subscription Agreement or such other document shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof or thereof; and the remaining provisions hereof and thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

(g)No failure or delay on the part of any party in exercising any right, power or privilege hereunder or under any of the documents delivered in connection with this Subscription Agreement shall operate as a waiver of such right, power or privilege; nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(h)This Subscription Agreement and the obligations contained herein shall continue in full force and effect until terminated upon the earlier to occur of (i) the execution by all parties hereto of a written instrument terminating the Subscriber’s obligations hereunder; or (ii) the termination or dissolution of the Company or any successor entity thereto; or (iii) the Board’s refusal on behalf of the Company to accept this subscription as provided in Section 2 hereof.

(i)This Subscription Agreement (including the Questionnaire) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and this Subscription

Agreement can be amended only by an amendment in writing signed by the parties hereto.  This Subscription Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and the heirs, successors and legal representatives of the parties hereto.

(j)This Subscription Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes, and all of which when taken together shall constitute a single counterpart instrument.  Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, with such single counterpart with multiple executed signature pages affixed thereto constituting the original counterpart instrument.  All of those counterpart pages shall be read as though one, and they shall have the same force and effect as if all the signers had executed a single signature page.

(k)This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby.

9.Communications to Subscriber

(a)The Board shall send confirmation of a subscription for Units, a copy of this Subscription Agreement, and any other communications to the address indicated in the Subscriber Profile, attached hereto.

(b)The Board may request from the Subscriber such additional information as it may deem necessary to evaluate the eligibility of the Subscriber to acquire Units, and may request from time to time such information as it may deem necessary to determine the eligibility of the Subscriber to hold Units or to enable the Board to determine the Company’s compliance with applicable regulatory requirements or tax status, and the Subscriber shall provide such information as may reasonably be requested.  The Subscriber agrees to notify the Board promptly if there is any change with respect to any of the information or representations contained herein (or any other part of the Subscription Booklet hereto) and to provide the Board with such further information as the Board may reasonably require.

[Signature Page Follows]

IN WITNESS WHEREOF, the Subscriber has hereby executed this Subscription Agreement as of the Effective Date set forth below.

Signature of Subscriber (if an individual):

Printed Name of Subscriber:Subscriber’s Street Address:

Street

Signature of SubscriberCity, State  Zip Code

Date: _______________________

Subscriber’s Social Security Number

Signature of Subscriber (if other than an individual):

Printed Name of Subscriber:Subscriber’s Street Address:

City

By:

Printed Name:_______________________
State  Zip Code

Title: ______________________________

Date:_______________________
Subscriber’s Federal EIN (if applicable)

Acknowledged and Accepted:

INFOSONICS CORPORATION
a Maryland corporation

By:
Vernon A. LoForti
Vice President of Corporate Development,

Compliance and Investor Relations

Effective Date:

[Signature Page to Subscription Agreement]

SUBSCRIBER PROFILE

Terms used but not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Subscription Agreement.

Total Number of Units Offered:

Purchase Price Per Unit: $_______________________________

Aggregate Purchase Price: $_______________________________

Number of Common Shares:		Number of Warrants:

Number of Preferred Shares:

(1)	Name of Subscriber (Please Print or Type)

Name of person exercising investment discretion for Subscriber (trustee or fiduciary, etc.)

(2)	Social Security Number/Tax I.D. Number: _____________________

(3)	Type of Subscriber - Please check one:
	Individual	Limited Liability Company
	Partnership	Individual Retirement Account
	Corporation	Foundation
	Trust	Employee Benefit Plan
	Tenants in Common	Endowment
	Joint Tenants	Other

(4)	Domicile (in the case of individuals) or jurisdiction in which organized:

(5)	Residence or principal place of business address:	Mailing address (if different):
	Name	Name

	Company	Company

	Street	Street

	City, State, Zip Code	City, State, Zip Code

Attn:		Attn:
Telephone number:		Telephone number:

Fax number:		Fax number:

Email:	Email:

IN WITNESS WHEREOF, the Subscriber has hereby executed this Subscriber Profile as of the Effective Date.

Signature of Subscriber (if an individual):

Printed Name of Subscriber:Subscriber’s Street Address:

Street

Signature of SubscriberCity, State  Zip Code

Date: _______________________

Subscriber’s Social Security Number

Signature of Subscriber (if other than an individual):

Printed Name of Subscriber:Subscriber’s Street Address:

City

By:

Printed Name:_______________________
State  Zip Code

Title: ______________________________

Date:_______________________
Subscriber’s Federal EIN (if applicable)

EXHIBIT A

Form of Warrant

(attached)